LIBERTY INCOME FUND

                           Supplement to Prospectuses
                             Dated November 1, 2002
                    Replacing Supplement dated March 7, 2003

         The section MANAGING THE FUND; PORTFOLIO MANAGERS is revised in its entirety to read as follows:

Michael T. Kennedy, CFA, a senior vice president of the advisor, is co-manager of the Fund and was co-manager of the SR&F Income Portfolio (the master fund in which the Fund invested under a master-feeder structure until July 2002) from December 2000 until July 2002. Mr. Kennedy has been portfolio manager of other Stein Roe fixed income funds since 1988. Mr. Kennedy is a chartered investment counselor.

Kevin L. Cronk, CFA, a vice president of the advisor and a member of its High Yield Portfolio Management Team, has co-managed the Fund since March 2003. Mr. Cronk joined an affiliate of the advisor in August 1999 as a senior research analyst specializing in the chemicals, healthcare and telecom industries. Prior to joining the advisor, Mr. Cronk was an investment associate in the High Yield Group at Putnam Investments from May 1996 to July 1999.

Thomas A. LaPointe, CFA, a vice president of the advisor and a member of its High Yield Portfolio Management Team, has co-managed the Fund since March 2003. Mr. LaPointe joined an affiliate of the advisor in February 1999 as a senior member of the Fixed Income Department's research group and has provided high yield analytical support to mutual funds investing in the metals, gaming and European telecom industries. Prior to joining the advisor, Mr. LaPointe was a convertible arbitrage analyst at the Canadian Imperial Bank of Commerce from April 1998 to February 1999, and a high yield analyst at AIG Global Investment Corp. from 1994 to 1998.






751-36/998O-0803                                                 August 18, 2003